Intangible Assets, Net - Summary of Future Amortization Expenses (Detail) $ in Thousands	Dec. 31, 2021 USD ($)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2022	$ 1,681
2023	1,681
2024	1,681
2025	1,681
2026	1,416
Thereafter	6,882
Total	$ 15,022